Exhibit 10.100

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

This First Amendment to Purchase and Sale Agreement (“Amendment”) is made as of the 14th day of June, 2013 by and between SPUSV5 ONE WASHINGTONIAN, LLC, a Delaware limited liability company (“Seller”), and KBSIII ONE WASHINGTONIAN, LLC, a Delaware limited liability company (“Purchaser”).

R E C I T A L S:

A.        Seller and Purchaser entered into that certain Purchase and Sale Agreement, dated as of May 21, 2013, with regard to the purchase and sale of certain real property located at 9801 Washingtonian Boulevard, Gaithersburg, Maryland, as more particularly described therein (“Agreement”); and

B.        Seller and Purchaser desire to amend the Agreement in accordance with the terms of this Amendment.

A G R E E M E N T:

NOW THEREFORE, in consideration of $10 in hand to each party, the mutual representations, warranties and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1.        DEFINITIONS. Any term that is used herein but not otherwise defined in this Amendment shall have the meaning ascribed to such term in the Agreement.

2.        AMENDMENTS.

(a)       Capital Contracts and Future Tenant Improvement Contracts. Section 11(e) of the Agreement is hereby amended by inserting the phrase “and all the contracts Purchaser is assuming at Closing pursuant to Section 10(d)(iv) of the Agreement” immediately after the phrase “at Closing”.

(b)       Representations and Warranties. Section 6(f) of the Agreement is hereby amended by inserting the phrase “all the contracts Purchaser is assuming at Closing pursuant to Section 10(d)(iv) of the Agreement,” immediately after the phrase “Leases”.

(c)       Excluded Property. Subsection (e) of the definition of “Excluded Property” in Section 2(e) of the Agreement is hereby amended by deleting the words “and including”.

3.        NO FURTHER AMENDMENT. Except as expressly amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

4.        BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

5.         COUNTERPARTS. This Amendment may be executed and delivered, including by facsimile or other means of electronic transmission in PORTABLE DOCUMENT FORMAT (.pdf), in one or more counterparts, each of which when executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have set their hands to be effective as of the date set forth above.

SELLER:

SPUSV5 ONE WASHINGTONIAN, LLC, a Delaware limited liability company

By:	/s/ Mark Zikakis
Name:	MARK ZIKAKIS
Title:	VICE PRESIDENT

By:	/s/ Ming J. Lee
Name:	Ming J. Lee
Title:	Vice President

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PURCHASER:

KBSIII ONE WASHINGTONIAN, LLC,

a Delaware limited liability company

By:	KBSIII REIT ACQUISITION X, LLC,
a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer

[signature page to First Amendment of Purchase and Sale Agreement]